                                                                      Exhibit 99

FOR IMMEDIATE RELEASE:


         CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of CNB Bank, Inc. announced for the three months ended March 31, 2007, CNB had consolidated net income of $626,000, or $1.37 per share as compared to $532,000, or $1.16 per share for the three months ended March 31, 2006.

     CNB, with total assets at March 31, 2007 of $274.1 million, has two full service offices and ATMs in Berkeley Springs, West Virginia. The Bank has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2007 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                             - financials follow --

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                         MARCH 31,      DECEMBER 31,
                     ASSETS                                2007             2006
                                                      -------------    -------------
                                                       (Unaudited)        (Audited)

Cash and due from banks                               $   8,140,612    $   7,358,773
Federal funds sold                                        1,685,000            9,000
Securities available for sale
   (at approximate market value)                         48,720,114       50,873,335
Federal Home Loan Bank stock, at cost                     1,448,300        1,753,000
Loans and lease receivable, net                         202,731,147      204,318,993
Accrued interest receivable                               1,271,426        1,354,041
Premises and equipment, net                               6,272,198        6,327,294
Deferred income taxes                                     1,512,778        1,482,166
Cash surrender value of life insurance                    1,400,442        1,394,521
Intangible assets                                           469,299          497,178
Other assets                                                446,756          700,240
                                                      -------------    -------------

         TOTAL ASSETS                                 $ 274,098,072    $ 276,068,541
                                                      =============    =============


        LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
   Deposits:
        Demand                                        $  44,143,813    $  42,751,409
        Interest-bearing demand                          49,698,026       52,549,478
        Savings                                          26,889,069       27,548,990
        Time, $100,000 and over                          41,074,203       37,760,199
        Other time                                       76,192,014       72,472,664
                                                      -------------    -------------
                                                      $ 237,997,125    $ 233,082,740
   Accrued interest payable                               1,181,211        1,071,990
   FHLB borrowings                                       10,500,000       18,500,000
   Accrued expenses and other liabilities                 3,420,906        3,091,549
                                                      -------------    -------------

         TOTAL LIABILITIES                            $ 253,099,242    $ 255,746,279
                                                      -------------    -------------

SHAREHOLDERS' EQUITY
   Common stock, $1 par value; 5,000,000  shares
       authorized; 458,048 shares outstanding         $     458,048    $     458,048
   Capital surplus                                        4,163,592        4,163,592
   Retained earnings                                     18,047,539       17,421,402
   Accumulated other comprehensive income                (1,670,349)      (1,720,780)
                                                      -------------    -------------

         TOTAL SHAREHOLDERS' EQUITY                   $  20,998,830    $  20,322,262
                                                      -------------    -------------

         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 274,098,072    $ 276,068,541
                                                      =============    =============

The Notes to Consolidated Financial Statements are an integral part of these statements.

                  CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                           THREE MONTHS ENDED
                                                               MARCH 31
                                                        -----------------------
                                                           2007        2006
                                                        ----------   ----------
INTEREST INCOME
   Interest and fees on loans                           $3,684,078   $3,085,093
   Interest and dividends on securities
      U.S. Government agencies and
         corporations                                      331,078      378,921
      Mortgage backed securities                           102,402      101,293
      State and political subdivisions                     103,512      103,488
      Dividend income                                       26,570       12,709
   Interest on FHLB deposits                                   483        2,929
   Interest on federal funds sold                            8,153          402
                                                        ----------   ----------
                                                        $4,256,276   $3,684,835
                                                        ----------   ----------
INTEREST EXPENSE
   Interest on interest bearing demand,
     savings and time deposits                          $1,611,881   $1,093,368
   Interest on FHLB borrowings                             224,461      188,974
                                                        ----------   ----------
                                                        $1,836,342   $1,282,342
                                                        ----------   ----------

           NET INTEREST INCOME                          $2,419,934   $2,402,493

PROVISION FOR LOAN LOSSES                                   62,499      112,000
                                                        ----------   ----------
           NET INTEREST INCOME AFTER
               PROVISION FOR LOAN LOSSES                $2,357,435   $2,290,493
                                                        ----------   ----------
NONINTEREST INCOME
   Service charges on deposit accounts                  $  303,346   $  288,233
   Other service charges, commissions
      and fees                                             183,074      152,263
   Insurance commissions                                      --           --
   Other operating income                                   18,786       20,317
   Income from title company                                 3,144        3,873
                                                        ----------   ----------
                                                        $  508,350   $  464,686
                                                        ----------   ----------
NONINTEREST EXPENSES
   Salaries                                             $  742,601   $  755,012
   Employee benefits                                       324,230      299,300
   Occupancy of premises                                   128,978      120,500
   Furniture and equipment expense                         208,674      211,861
   Other operating expenses                                508,684      542,704
   Net loss on sale of securities                            2,117       41,178
   Net loss on disposal of premises and equipment            1,046       17,189
                                                        ----------   ----------
                                                        $1,916,330   $1,987,744
                                                        ----------   ----------
            INCOME FROM CONTINUING OPERATIONS
               BEFORE INCOME TAXES                      $  949,455   $  767,435

PROVISION FOR INCOME TAXES                                 323,318      236,887
                                                        ----------   ----------
            INCOME FROM CONTINUING OPERATIONS           $  626,137   $  530,548
                                                        ----------   ----------
                     DISCONTINUED OPERATIONS

             NET RESULTS FROM DISCONTINUED OPERATIONS
                   OF CNB INSURANCE SERVICES, INC
                   BEFORE INCOME TAXES                  $     --     $    2,354


PROVISION FOR INCOME TAXES                              $     --     $      902
                                                        ----------   ----------
             NET RESULTS ON DISCOUNTINUED OPERATIONS    $     --     $    1,452
                                                        ----------   ----------
             NET INCOME                                 $  626,137   $  532,000
                                                        ==========   ==========
BASIC EARNINGS PER SHARE                                $     1.37   $     1.16
                                                        ==========   ==========

The Notes to Consolidated Financial Statements are an integral part of these statements.